
Exhibit 99.1
                                                    LEASE INVESTMENT FLIGHT TRUST
                                                  ASSET BACKED NOTES, SERIES 2001-1
                                                    MONTHLY REPORT TO NOTEHOLDERS
                                          All amounts in US dollars unless otherwise stated

Payment Date                                 15th of each month
Convention                                   Modified Following Business Day

Current Payment Date                                June 17, 2002
Current Calculation Date                            June 11, 2002


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1. Account Activity Summary between Calculation Dates
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
                                                            Prior                                                        Balance on
                                                          Balance               Deposits          Withdrawals      Calculation Date

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
Expense Account                                      4,719,388.00           1,663,761.72        (1,324,836.54)         5,058,313.18
Collection Account                                  94,833,331.29          14,737,129.69       (12,176,417.74)        97,394,043.24
Lessee Funded Account                               11,275,141.33              19,234.68          (887,500.00)        10,406,876.01
Class A Contingent Collateral Account                3,067,128.45               4,635.00                    -          3,071,763.45
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Total                                              113,894,989.07          16,424,761.09       (14,388,754.28)       115,930,995.88
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


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2. Analysis of Expenses Account Activity
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
Opening Balance on Previous Calculation Date                                                                           4,719,388.00
Transfer from Collection Account on Previous Payment Date                                                              1,320,675.27
Interim Transfer from (to) Collection Account                                                                            343,086.45
Payments on Previous Payment Date                                                                                       (298,950.99)
Interim Payments                                                                                                      (1,025,885.55)
Other                                                                                                                             -
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Balance on Current Calculation Date                                                                                    5,058,313.18
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                                          94,833,331.29
Collections during Period
 - lease rentals                                                                                                      12,970,548.10
 - maintenance reserves                                                                                                1,254,055.70
 - other                                                                                                                 267,828.57
 - interest income                                                                                                       159,525.89
Drawings under Credit or Liquidity Enhancement Facilities                                                                         -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                            -
Transfer to Expense Account on Previous Payment Date                                                                  (1,320,675.27)
Net Swap Receipts (Payments) on Previous Payment Date                                                                 (3,890,310.28)
Net Transfers from (to) Lessee Funded Accounts                                                                            85,171.43
Aggregate Note Payments on Previous Payment Date                                                                      (6,622,345.74)
Interim Transfer from (to) Expense Account                                                                              (343,086.45)
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Balance on Current Calculation Date                                                                                   97,394,043.24
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                                     -
                                                                                                            ------------------------
Available Collections                                                                                                 97,394,043.24
                                                                                                            ------------------------
                                                            Page 1 of 5


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 3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                                       746,020.90
(ii)       (a)  Class A Interest                                                                                       2,163,925.10
           (b)  Swap Payments other than subordinated swap payments                                                    4,288,228.96
(iii)      Repayment of Senior Eligible Credit Facilities                                                                         -
(iv)       First Collection Account top-up                                                                            33,000,000.00
(v)        Class A Minimum principal payment                                                                           2,280,940.65
(vi)       Class B Interest                                                                                              633,737.01
(vii)      Repayment of Mezzanine Eligible Credit Facilities                                                                      -
(viii)     Second Collection account top-up                                                                           20,000,000.00
(ix)       Class B Minimum principal payment                                                                             575,657.14
(x)        Class C Interest                                                                                              736,050.00
(xi)       Repayment of Junior Eligible Credit Facilities                                                                         -
(xii)      Third Collection Account top-up                                                                            19,000,000.00
(xiii)     Class C Minimum principal payment                                                                                      -
(xiv)      Class D Interest                                                                                              289,866.67
(xv)       Repayment of Subordinate Eligible Credit Facilities                                                                    -
(xvi)      Fourth Collection Account top-up                                                                           11,000,000.00
(xvii)     Class D Minimum principal payment                                                                                      -
(xviii)    Expense Accrual                                                                                               377,250.14
(xix)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                               -
           (b)  Maturity Step-up Interest                                                                                         -
           (c)  Registration Step-up Interest                                                                                     -
(xx)       Class A Scheduled principal                                                                                 2,302,366.67
(xxi)      Class B Scheduled principal                                                                                            -
(xxii)     Class C Scheduled principal                                                                                            -
(xxiii)    Class D Scheduled principal                                                                                            -
(xxiv)     Reimbursement of Beneficial Interest Cure Payments                                                                     -
(xxv)      Expense Account for Modification Accruals and Refinancing Payments                                                     -
(xxvi)     Class A Outstanding Principal Balance                                                                                  -
(xxvii)    Class B Outstanding Principal Balance                                                                                  -
(xxviii)   Class C Outstanding Principal Balance                                                                                  -
(xxix)     Class D Outstanding Principal Balance                                                                                  -
(xxx)      Subordinated Swap Payments                                                                                             -
(xxxi)     Additional Servicing Obligations                                                                                       -
(xxxii)    Remainder to Beneficial Interest                                                                                       -


Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                               33,000,000.00
Second Collection Account Top-up                                              20,000,000.00
Third Collection Account Top-up                                               19,000,000.00
Fourth Collection Account Top-up                                              11,000,000.00
                                                                  --------------------------
  Total Liquidity Reserve Amount                                              83,000,000.00                          (83,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                            ------------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xvi) above                                     14,394,043.24
                                                                                                            ------------------------

                                                            Page 2 of 5

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4. Payments on the Notes by Subclass
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
                                                                                   Subclass            Subclass            Subclass
(a) Floating Rate Notes                                                                 A-1                 A-2                 A-3
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
Applicable LIBOR                                                                   1.84000%            1.84000%            1.84000%
Applicable Margin                                                                  0.39000%            0.43000%            0.43000%
Applicable Interest Rate                                                           2.23000%            2.27000%            2.27000%
Actual Number of Days                                                                    33                  33                  33
Interest Amount Paid                                                             817,666.67          541,016.67          805,241.76
Additional Interest Paid                                                                  -                   -                   -
Maturity Step-up Interest Amount Paid                                                     -                   -                   -
Registration Step-up Interest Amount Paid                                                 -                   -                   -
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Total Interest Paid                                                              817,666.67          541,016.67          805,241.76
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Expected Final Payment Date                                                   July 15, 2003       July 15, 2004     August 15, 2010
Excess Amortization Date                                                      July 15, 2003       July 15, 2004       July 15, 2001

Original Balance                                                             400,000,000.00      260,000,000.00      425,000,000.00
Opening Outstanding Principal Balance                                        400,000,000.00      260,000,000.00      386,980,423.64
Total Principal Distribution Amount                                                       -                   -        4,583,307.32
Redemption Amount:
  Amount allocable to principal                                                           -                   -                   -
  Amount allocable to premium                                                             -                   -                   -
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Closing Outstanding Principal Balance                                        400,000,000.00      260,000,000.00      382,397,116.32
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                                                                                   Subclass            Subclass            Subclass
(a) Floating Rate Notes (Continued)                                                     B-1                 C-1                 D-1
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Applicable LIBOR                                                                   1.84000%            1.84000%            1.84000%
Applicable Margin                                                                  1.12000%            2.12000%            2.00000%
Applicable Interest Rate                                                           2.96000%            3.96000%            3.84000%
Number of Days                                                                           33                  33                  33
Interest Amount Payable                                                          157,384.54          250,470.00          123,200.00
Additional Interest Paid                                                                  -                   -                   -
Registration Step-up Interest Amount Paid                                                 -                   -                   -
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Total Interest Paid                                                              157,384.54          250,470.00          123,200.00
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Expected Final Payment Date                                                    May 15, 2018        May 15, 2018        May 15, 2018
Excess Amortization Date                                                      July 15, 2001        May 15, 2018     August 15, 2010

Original Balance                                                              60,000,000.00       69,000,000.00       35,000,000.00
Opening Outstanding Principal Balance                                         58,004,129.32       69,000,000.00       35,000,000.00
Total Principal Distribution Amount                                              241,534.47                   -                   -
Redemption Amount:
 Amount allocable to principal                                                            -                   -                   -
 Amount allocable to premium                                                              -                   -                   -
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Closing Outstanding Principal Balance                                         57,762,594.85       69,000,000.00       35,000,000.00
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                                                            Page 3 of 5


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4. Payments on the Notes by Subclass (Continued)
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                                                                                   Subclass            Subclass            Subclass
(b) Fixed Rate Notes                                                                    B-2                 C-2                 D-2
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Applicable Interest Rate                                                           7.12400%            8.09300%            8.00000%
Number of Days                                                                           30                  30                  30
Interest Amount Payable                                                          476,352.47          485,580.00          166,666.67
Additional Interest Paid                                                                  -                   -                   -
Registration Step-up Interest Amount Paid                                                 -                   -                   -
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Total Interest Paid                                                              476,352.47          485,580.00          166,666.67
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Expected Final Payment Date                                                    May 15, 2018        May 15, 2018        May 15, 2018
Excess Amortization Date                                                      July 15, 2001        May 15, 2018     August 15, 2010

Original Balance                                                              83,000,000.00       72,000,000.00       25,000,000.00
Opening Outstanding Principal Balance                                         80,239,045.57       72,000,000.00       25,000,000.00
Total Principal Distribution Amount                                              334,122.67                   -                   -
Redemption Amount:
 Amount allocable to principal                                                            -                   -                   -
 Amount allocable to premium                                                              -                   -                   -
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Closing Outstanding Principal Balance                                         79,904,922.90       72,000,000.00       25,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                                             July 15, 2002
Next Calculation Date                                                          July 9, 2002
Reference Date                                                                June 13, 2002

                                                                                   Subclass            Subclass            Subclass
                                                                                        A-1                 A-2                 A-3
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Applicable LIBOR                                                                   1.84000%            1.84000%            1.84000%
Applicable Margin                                                                  0.39000%            0.43000%            0.43000%
Applicable Interest Rate                                                           2.23000%            2.27000%            2.27000%

                                                                                   Subclass            Subclass            Subclass
                                                                                        B-1                 C-1                 D-1
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Applicable LIBOR                                                                   1.84000%            1.84000%            1.84000%
Applicable Margin                                                                  1.12000%            2.12000%            2.00000%
Applicable Interest Rate                                                           2.96000%            3.96000%            3.84000%

                                                            Page 4 of 5


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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                                   Subclass            Subclass            Subclass
(a) Floating Rate Notes                                                                 A-1                 A-2                 A-3
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Opening Outstanding Principal Balance                                            100,000.00          100,000.00           91,054.22
Total Principal Payments                                                                  -                   -            1,078.43
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Closing Outstanding Principal Balance                                            100,000.00          100,000.00           89,975.79

Total Interest                                                                       204.42              208.08              189.47
Total Premium                                                                             -                   -                   -
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                                                                                   Subclass            Subclass            Subclass
(a) Floating Rate Notes                                                                 B-1                 C-1                 D-1
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Opening Outstanding Principal Balance                                             96,673.55          100,000.00          100,000.00
Total Principal Payments                                                             402.56                   -                   -
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Closing Outstanding Principal Balance                                             96,270.99          100,000.00          100,000.00

Total Interest                                                                       262.31              363.00              352.00
Total Premium                                                                             -                   -                   -
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                                                                                   Subclass            Subclass            Subclass
(b) Fixed Rate Notes                                                                    B-2                 C-2                 D-2
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Opening Outstanding Principal Balance                                             96,673.55          100,000.00          100,000.00
Total Principal Payments                                                             402.56                   -                   -
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Closing Outstanding Principal Balance                                             96,270.99          100,000.00          100,000.00

Total Interest                                                                       573.92              674.42              666.67
Total Premium                                                                             -                   -                   -
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

                                                            Page 5 of 5